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EXHIBIT 10.4

                               AMENDMENT NUMBER 1
                     TO AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDMENT NUMBER 1, dated as of August 6, 2001 (the "Amendment") to the Amended and Restated Loan Agreement, dated as of July 19, 2001 (as amended or supplemented from time to time as permitted thereby, the "Loan Agreement"), between Cronos Finance (Bermuda) Limited, a company organized and existing under the laws of the Islands of Bermuda (the "Issuer"), FORTIS BANK (NEDERLAND) N.V. (f/k/a MeesPierson N.V.), a Naamloze Vennootschap, as agent on behalf of the Noteholders (in such capacity, the "Agent") and itself, as the Noteholder (the "Initial Noteholder").

                              W I T N E S S E T H:

         WHEREAS, the Issuer, the Agent and the Initial Noteholder have previously entered into the Loan Agreement;

         WHEREAS, the parties desire to amend the Loan Agreement in order to modify certain provisions of the Loan Agreement;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

         SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

         SECTION 3. Amendment to the Loan Agreement. Effective upon the execution and delivery hereof,

         (a) Section 1208 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Consent to Jurisdiction. Any legal suit, action or proceeding against the Issuer arising out of or relating to this Loan Agreement, or any transaction contemplated hereby, may be instituted in any federal or state court in The County of New York, State of New York and the Issuer hereby waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and the Issuer hereby irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Issuer hereby irrevocably appoints and designates CT Corporation System, having an address at 111 Eighth Avenue, New York, New York, 10011, its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting servicing of legal process and the Issuer agrees that service of process upon such party shall constitute personal service of such process on such Person. The Issuer shall maintain the designation and appointment of such authorized agent until all amounts payable under this Loan Agreement shall have been paid in full. If such agent shall cease to so act, each of the Agent and the Owner shall


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         immediately designate and appoint another such agent satisfactory to the Agent and shall promptly deliver to the Agent evidence in writing of such other agent's acceptance of such appointment.

         (b) Section 1214 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  CONSENT TO JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE AGENT ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND THE AGENT AND THE ISSUER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AGREEMENT, EACH AGENT AND THE ISSUER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE AGENT AND THE ISSUER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEMS, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF ACCEPTING SERVICING OF LEGAL PROCESS AND THE AGENT AND THE ISSUER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, THE AGENT AND THE ISSUER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THIS AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE AGENT OR THE ISSUER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT'S ACCEPTANCE OF SUCH APPOINTMENT.

         SECTION 4. Representations and Warranties. The Issuer hereby confirms that each of the representations and warranties set forth in Article V of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.


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         SECTION 5.  Effectiveness of Amendment.

         (a) This Amendment shall become effective as of the date first written above.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.

         SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature page follows.]


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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment on the date first above written.

                                          CRONOS FINANCE (BERMUDA) LIMITED

                                          By:      /s/ DENNIS J TIETZ
                                          ------------------------------------

                                          Name              Dennis J Tietz

                                          ------------------------------------


                                          Title:   Director

                                          ------------------------------------


                                          FORTIS BANK (NEDERLAND) N.V., as Agent
                                          and Initial Noteholder

                                          By:      /s/ MAARTEN SCHIPPER

                                                   /s/ MERIJN ZONDAG
                                                   -----------------------------


                                          Name:      Maarten Schipper

                                                     Merijn Zondag

                                          Title:________________________________


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